UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) September 29, 2026

Platinum SpinCo Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-56860	41-4666116
(Commission File Number)	(IRS Employer Identification No.)

1500 DeKoven Avenue, Racine, Wisconsin	53403
(Address of Principal Executive Offices)	(Zip Code)

(262) 636-1200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2026, Platinum SpinCo Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation with the Secretary of State of the State of Delaware. The Certificate of Amendment became effective upon filing.

The Certificate of Amendment amended and restated Article IV of the Certificate of Incorporation. Prior to the amendment, Article IV authorized the Company to issue 5,000 shares of common stock, par value $0.001 per share (the “Common Stock”). As amended, Section 4.1 of Article IV authorizes the Company to issue 60,000,000 shares of Common Stock, par value $0.001 per share. New Section 4.2 of Article IV provides that, effective upon the effectiveness of the Certificate of Amendment, all shares of Common Stock issued and outstanding immediately prior to such time were automatically reclassified and converted into an aggregate number of shares of Common Stock equal to the number of shares of common stock of Modine Manufacturing Company (“Modine”), the Company’s sole stockholder, issued and outstanding as of the close of business on September 28, 2026, excluding shares held by Modine as treasury stock or held by any of Modine’s subsidiaries, less an adjustment for up to 2,000 shares of Common Stock issuable to Modine under the Equity Contribution Agreement, dated as of September 28, 2026, between the Company and Modine, to the extent not issued prior to such effectiveness.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of Platinum SpinCo Inc., filed with the Secretary of State of the State of Delaware on September 29, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM SPINCO INC.
(Registrant)

By:	/s/ Erin J. Roth
Name:	Erin J. Roth
Title:	Secretary

Date:	September 30, 2026